Exhibit 99.2

MARCH 2023 Software - Accelerated Electronics Manufacturing 1 MARCH 2023 TEMPOAUTOMATION.COM Acquisition of Optimum Design Associates

Disclaimers

This presentation (this "Presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the potential acquisition by Tempo Automation Holdings, Inc. ("Tempo" or the "Company") of Optimum Design Associates, Inc. and Optimum Design Associates Pty. Ltd. (collectively, "Optimum") and for no other purpose.

No representations or warranties, express or implied are given in, or respect of, this Presentation. This Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Tempo, Optimum or the proposed acquisition. Viewers of this Presentation should each make their own evaluation of Tempo, Optimum and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Forward-Looking Statements : This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed acquisition, including statements regarding the benefits of the proposed acquisition, the anticipated timing of the proposed acquisition and the services offered by Tempo and Optimum and the markets in which they operate. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed acquisition may not be completed in a timely manner or at all, which may adversely affect the price of Tempo's securities; (ii) the failure to satisfy the conditions to the consummation of the proposed acquisition; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement relating to the proposed acquisition, (iv) the effect of the announcement or pendency of the proposed acquisition on Tempo's or Optimum's business relationships, performance, and business generally, (v) risks that the proposed acquisition disrupts current plans of Tempo or Optimum and potential difficulties in Tempo or Optimum employee retention as a result of the proposed acquisition, (vi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed acquisition, and identify and realize additional opportunities, (vii) the risk of downturns in the highly competitive industry in which Tempo and Optimum operate, (viii) the enforceability of Optimum's intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security, (ix) the ability of Optimum to protect the intellectual property and confidential information of its customers and (x) other risks and uncertainties described in Tempo's filings with the SEC, including its prospectus filed with the SEC on February 14, 2023 and its past and future periodic reports and other filings. Such factors and risks as outlined above and in such filings do not constitute all factors and risks that could cause actual results of Tempo to be materially different from Tempo's forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of today, and Tempo does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Industry and Market Data: This Presentation has been prepared by Tempo and Optimum and includes market data and other statistical information from sources believed by Tempo and Optimum to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Tempo and Optimum, which in each case are derived from review of internal sources as well as the independent sources described above. Although Tempo and Optimum believe these sources are reliable, Tempo and Optimum have not independently verified the information and cannot guarantee its accuracy and completeness.

TEMPO

MARCH 2023 2

Disclaimers, continued

Financial Information; Non-GAAP Financial Measures: The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in Tempo's filings with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA, has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Adjusted EBITDA as used herein is defined as net income (loss), adjusted to exclude the effects of stock-based compensation expense, total other income (expense) including fair value change of warrant liabilities and forgiveness of paycheck protection program ("PPP") loans, net and provision for income taxes, depreciation and amortization of intangibles (including purchase intangibles), transaction-related costs associated with previous mergers and acquisitions, and other one-time or non-recurring charges. Tempo and Optimum believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of Tempo and Optimum. Tempo's management uses these non-GAAP measure for trend analyses and for budgeting and planning purposes. Tempo believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in comparing Tempo's financial condition and results of operations with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Tempo's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded and included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results.

No Offer or Solicitation: This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

Projected Financial Information: This Presentation contains projected financial information with respect to Tempo and Optimum. The pro forma numbers and projected financial information of Tempo and Optimum in this presentation are pro forma for the acquisition by Tempo of Optimum, except where stated otherwise. The projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projected financial information will be achieved.

Trademark: This Presentation contains trademarks, service marks, trade names and copyrights of Tempo. Optimum and other companies, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Tempo or Optimum, or an endorsement or sponsorship by or of Tempo or Optimum. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Tempo or Optimum will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

TEMPO
MARCH 2023 3

MARCH 2023 JOY WEISS PRESIDENT & CEO RYAN BENTON CHIEF FINANCIAL OFFICER 4 NICK BARBIN PRESIDENT AT OPTIMUM DESIGN ASSOCIATES + Today’s Presenters 4

MARCH 2023 Tempo Automation’s mission is to accelerate product development and transform manufacturing for the world’s innovators 5 Tempo’s Accelerated Electronics Manufacturing Platform enhances the customer’s product development journey and accelerates time - to - market In conjunction with our Platform, our state - of - the - art US - based PCBA factory delivers high - volume quality at on - demand scale NASDAQ: TMPO 5

MARCH 2023 Provides PCB design expertise here in the U.S. Increases customer engagement and reach Accelerates Platform Expands Market › Proprietary tools › 10,000 Printed Circuit Board (PCB) designs delivered 1 › Premium design services › Access to existing customer network and relationships › End - to - end platform integration › Increased prototyping quality and speed › Accelerated learning › Cross - selling opportunities to all customers › Early access to customers beginning a product design Vertically integrates design with manufacturing › Extensive RF and mixed signal technology design experience › Experienced senior management team with deep domain expertise Tempo announces the signing of the definitive agreement to acquire Optimum Design 6

Optimum Design at a Glance

Headquarters
San Jose, CA

2022 Customers
60+

Design Engineers
51 [2]

Deal Timing
Expected closing in Q2 '23 [3]

2022 Revenue (Unaudited) [1]
$9.2M

2022 Net Income (Unaudited) [1]
$3.9M

$10.8M base consideration

$10.8M base consideration
- $3.8M in common stock (4.4m shares) at closing [4]
- $3.0M cash paid at closing [3]
- $4.0M cash within one year of closing

Up to $7.5M performance-based 3-year earnout, payable in stock or cash at Tempo's election

2022 Three Year Revenue CAGR (Unaudited) [1]
35%

2022 Adj. EBITDA (Unaudited) [1, 5]
$3.4M

1 FY 2022 Results are unaudited and do not conform with Regulation S-X. Balances are considered to be preliminary and are subject to adjustment upon finalization of revenue recognition, valuation and other matters. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in Tempo's filings with the SEC.

2 Includes employee and contract resources

3 Tempo is in the process of acquiring two entities: Optimum Design Associates, Inc. (USA) and Optimum Design Associates Pty. Ltd. (Australia) collectively referred to as "Optimum", "Optimum Design" or "Optimum Design Associates". The acquisitions may occur concurrently or through separate closings.

4 4.4m shares based upon closing price as of Friday March 24, 2023 of $0.86

5 2022 Unaudited. Adjusted EBITDA is a non-U.S. GAAP financial measure, defined as net income (loss), adjusted to exclude the effects of stock-based compensation expense, total other income (expense) including fair value change of warrant liabilities and forgiveness of PPP loan, net and provision for income taxes, depreciation and amortization of intangibles (including purchase intangibles), transaction related costs associated with previous mergers and acquisitions, and other one-time or non-recurring charges. Adjusted EBITDA should not be considered as an alternative to net loss or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of our liquidity. Non-U.S. GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP, and may not be comparable to similarly titled measures used by other companies. Optimum Non-GAAP Adjusted EBITDA for 2022 excludes $0.6M ERC tax credits, $0.1M vendor credits, ($0.1M) net interest expense, ($0.1M) lease charges,

TEMPO
MARCH 2023 7

MARCH 2023 Tempo’s patents underpin algorithms that analyze design, determine component availability, and deliver instant price estimates Configure Project Instant Estimate & Online Ordering Release to Manufacturing Tempo’s Accelerated Manufacturing Platform Creates a Digital Thread 8 Build

MARCH 2023 Tempo’s Digital Thread Now Begins at Design Design Our platform supports best - in - class industry standards, whether we design in - house, or the customer brings their own design. 9 Configure Project Instant Estimate & Online Ordering Release to Manufacturing Build

MARCH 2023 › Top and bottom - line growth from blue - chip customers › Cross - selling synergies for Design and Assembly services › Extends the Tempo Manufacturing Platform through vertical integration of value - added services Tempo’s acquisition of Optimum expands and extends our opportunity Tempo’s Accelerated Electronics Manufacturing Platform enhances the customer’s product development journey and accelerates time - to - market In conjunction with our Platform, our state - of - the - art US based PCBA factory delivers high - volume quality at on - demand scale 10

Unaudited 2022 Results and Updated 2023

($ in millions)	Q4 2022 Results[1]		FY 2022 Results[1]		FY 2023 Financial Outlook			
					Tempo Only		With Optimum	
	Unaudited Preliminary	Prev. Guidance	Unaudited Preliminary	Prev. Guidance	Full Year	Prev. Guidance	Full Year[2]	Full Year (Proforma)[3]
Revenue	$2.9	$2.3-$2.9	$12.0	$11.4-$12.0	$13.5-$15.5	$14.0-$17.0	$19.2-$22.8	$23.0-$27.0
Net Loss[4]	($48.4)	N/A	($144.9)	N/A	N/A	N/A	N/A	N/A
Adjusted EBITDA[5]	($3.7)	($3.8)-($2.8)	($21.5)	($21.6)-($20.6)	($10.0)-($8.0)	($8.5)-($6.5)	($8.0)-($5.0)	($6.5)-($3.5)

Q4 '22 public company expenses at high-end of anticipated range

Adjusted EBITDA expected to be positive by 2024

1 Q4 2022 and FY 2022 Results are unaudited and do not conform with Regulation S-X. Balances are considered to be preliminary and are subject to adjustment upon finalization of valuation and other matters. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in Tempo's filings with the SEC.

2 Full year 2023 forecast assumes Optimum acquisition closes by May 15, 2023.

3 Pro forma assumes Optimum Design Associates acquired as of January 1, 2023.

4 Tempo does not forecast net income and net income per diluted share due to the unpredictable nature of various items adjusted for non-GAAP disclosure purposes.

5 2022 Unaudited. Adjusted EBITDA is a non-U.S. GAAP financial measure, defined as net income (loss), adjusted to exclude the effects of stock-based compensation expense, total other income (expense) including fair value change of warrant liabilities and forgiveness of PPP loan, net and provision for income taxes, depreciation and amortization of intangibles (including purchase intangibles), transaction related costs associated with previous mergers and acquisitions, and other one-time or non-recurring charges. Adjusted EBITDA should not be considered as an alternative to net loss or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of our liquidity. Non-U.S. GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP, and may not be comparable to similarly titled measures used by other companies.

TEMPO
MARCH 2023 11

MARCH 2023 Version control is chaotic: what actually got built? “New Product Introduction” (NPI) manufacturing: Time consuming and error - prone Customer goal for manufacturing during NPI: PCBA ‘back on the bench’ ASAP Change happens at every stage as immature designs evolve. Sources of change include › Design and BOM iterations › Out - of - stock parts create a constantly moving target › Manufacturability issues Parts procurement and management are critical to timely production start › Manual, error - prone ‘ kit boxes’ prevail 12

MARCH 2023 13 "The speed and quality from Tempo have been game - changers for us” Chami Perera, Chief Operating Officer at EUV Tech

MARCH 2023 Enhances the customer journey and accelerates time - to - market Reduces opportunities for manual errors via data - driven automation Enables scalable prototype & low volume manufacturing Provides an integration platform for industry consolidation Tempo's Manufacturing Platform Transforms NPI 14

MARCH 2023 Tempo’s Most Recent Addition to the Platform: Inventory Management Tools 1 Provisional patent application 63/354,926 P atent - pending 1 inventory management tools enable customers to manage and track the status of each component O ptimized for high mix/low volume, quick - turn electronics manufacturing vs. high - volume manufacturing Optim um Design will be able to design - in parts based on real - time supply chain intelligence and instant sourcing options Customer can now secure critical components early and apply those components to builds at Tempo Inventory management Hi Mix/ Low Volume Early Procurement Optimum Design Tie - in 15

MARCH 2023 16 AVIATION & DEFENSE MEDICAL DEVICE INDUSTRIAL & ECOMMERCE 6 +2 OF THE TOP 10 2 +2 OF THE TOP 10 SPACE SEMICONDUCTOR 6 OF THE TOP 10 4 OF THE TOP 10 7 OF THE TOP 10 Tempo Serves High - Growth Verticals Optimum's Blue - Chip Customers are Additive 16

MARCH 2023 17 Tempo Has an O pportunity to C onsolidate this Massive and Fragmented Industry 1 IPC 2012 - 2013, 2018, 2019 Annual Reports and Forecasts for the North American EMS Industry; IPC LinkedIn; company estimates. 2 IPC 2019 Annual Report and Forecast for the North American EMS Industry. 77% 7% 16% US OUTSOURCED ELECTRONIC MANUFACTURER FACILITIES 2 ($ REPRESENTS ANNUAL REVENUE PER ENTERPRISE) COMPANIES WITH $500M+ REVENUE COMPANIES WITH $50M - $500M REVENUE COMPANIES WITH <$50M REVENUE 1,000+ UNITS VOLUME PRODUCTION INTERNATIONAL MARKET SIZE 1 TEMPO’S MARKET DOMESTIC MARKET SIZE 1 <1,000 UNITS PROTOTYPE & ON - DEMAND PRODUCTION $1.3T $60B $375B $290B ~1,100 COMPANIES, MANY OF WHICH ARE OWNER - OPERATED VOLUME MANUFACTURERS OFTEN REFER OUT PROTOTYPING AND ON - DEMAND PRODUCTION BUSINESS

MARCH 2023 › Top and bottom - line growth from blue - chip customers › Cross - selling synergies for Design and Assembly services › Extends the Tempo Manufacturing Platform through vertical integration of value - added services Tempo’s acquisition of Optimum expands and extends our opportunity Tempo’s Accelerated Electronics Manufacturing Platform enhances the customer’s product development journey and accelerates time - to - market In conjunction with our Platform, our state - of - the - art US based PCBA factory delivers high - volume quality at on - demand scale 18

MARCH 2023 WWW.TEMPOAUTOMATION.COM 19

MARCH 2023 Appendix – Unaudited Condensed Statements of Operations 20 20 ($ IN THOUSANDS except shares and per share amounts) Q4’22 FY2022 Revenue $2,903 $ 12,049 Cost of revenue 2,595 10,736 Gross profit 308 1,313 Operating expenses Research and development 2,486 10,803 Sales and marketing 902 8,265 General and administrative 19,495 29,487 Impairment loss - 297 Total operating expenses 22,883 48,852 Loss from operations (22,575) (47,539) Other income (expense), net Interest Expense (1,193) (8,095) Other financing cost - (30,793) Interest income 13 20 Loss on debt extinguishment (13,337) (52,276) Other income (expense) - (4) Change in fair value of warrants, derivatives, and earnout (482) 5,192 Change in fair value of debt (10,802) (11,399) Total other income (expense), net (25,801) (97,355) Loss before income taxes (48,376) (144,894) Income tax provision - - Net loss ($48,376) ($144,894) Weighted - average shares used to compute net loss attributable per share to common stockholders, basic and diluted 15,052,030 8,843,703 Net loss attributable per share to common stockholders, basic and diluted (3.21) (16.38) Approximately 27.0M shares outstanding as of March 20, 2023 2 1 Q4 2022 and FY 2022 Results are unaudited and do not conform with Regulation S - X. Balances are considered to be preliminary and are subject to adjustment upon finalization of valuation and other matters. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in Tempo's filings with the SEC. 1 2 2

Appendix - Reconciliation to Unaudited Net Loss to Adjusted EBITDA[1, 2]

($ IN MILLION)	Q4'22	FY2022
Net Loss	($48.4)	($144.9)
Interest Expense	1.2	8.1
Interest Income	(0.0)	(0.0)
FV change of warrants, derivative, & earnout	0.5	(5.2)
FV change of debt	10.8	11.4
Other Financing cost	—	30.8
Loss on Debt Extinguishment	13.3	52.3
Other income (expense), net	—	0.0
Loss From Operations	(22.6)	(47.5)
Depreciation and amortization	0.5	2.2
Stock-based compensation	9.0	11.3
Merger and acquisition costs	9.4	11.4
Restructuring charges	—	1.1
Adjusted EBITDA[2]	($3.7)	($21.5)

1 Q4 2022 and FY 2022 Results are unaudited and do not conform with Regulation S-X. Balances are considered to be preliminary and are subject to adjustment upon finalization of valuation and other matters. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in Tempo's filings with the SEC.

2 2022 Unaudited. Adjusted EBITDA is a non-U.S. GAAP financial measure, defined as net income (loss), adjusted to exclude the effects of stock-based compensation expense, total other income (expense) including fair value change of warrant liabilities and forgiveness of PPP loan, net and provision for income taxes, depreciation and amortization of intangibles (including purchase intangibles), transaction related costs associated with previous mergers and acquisitions, and other one-time or non-recurring charges. Adjusted EBITDA should not be considered as an alternative to net loss or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of our liquidity. Non-U.S. GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP, and may not be comparable to similarly titled measures used by other companies.

TEMPO

MARCH 2023 21

MARCH 2023 The consummation of the proposed acquisition of Optimum by Tempo (the “Proposed Acquisition”) is subject to the satisfaction or waiver of a number of conditions and if those conditions are not satisfied or waived, the definitive agreement relating to the Acquisition may be terminated in accordance with its terms and the Proposed Acquisition may not be completed. Tempo and Optimum must obtain certain regulatory approvals and clearances to consummate the Proposed Acquisition, which, if d ela yed, not granted or granted with burdensome or unacceptable conditions, could prevent, substantially delay or impair consummation of the Proposed Acquisition, result in add iti onal expenditures of money and resources or reduce the anticipated benefits of the Proposed Transaction. Combining the businesses of Tempo and Optimum may be more difficult, costly or time - consuming than expected and Tempo may fail t o realize the anticipated synergies and other benefits of the Proposed Acquisition, which may adversely affect Tempo’s business results and negatively affect the market value of Tempo’s C omm on Stock following the consummation of the Proposed Acquisition. The ability to successfully effect the Proposed Acquisition and Tempo’s ability to successfully operate the businesses of Tem po and Optimum thereafter will be largely dependent upon the efforts of certain key personnel. The loss of such key personnel could negatively impact the operations and financial results of Temp o a nd/or Optimum. The unaudited pro forma financial information and the unaudited financial outlook included in this Presentation may not be in dic ative of what the actual financial position or results of operations of Tempo following the Proposed Acquisition and Tempo’s future results following the Proposed Acquisition may differ, possibl y m aterially, from the financial information presented herein. The announcement of the Proposed Acquisition could disrupt Tempo’s or Optimum’s relationships with their respective customers , s uppliers, business partners and others, as well as their respective operating results and businesses generally. Following the consummation of the Proposed Acquisition, Tempo and/or Optimum may be exposed to unknown or contingent liabilit ies and may be required to subsequently take write - downs or write - offs, restructuring and impairment or other charges that could have a significant negative effect on their financial condi tion, results of operations and the market value of Tempo’s common stock. Tempo will require additional financing in order to consummate the Proposed Acquisition, which additional financing may not b e o btained on favorable terms or at all. Tempo may incur additional indebtedness as part of any additional financing transaction, and such debt may impose certain fin anc ial and operational limitations on Tempo. Tempo may provide incentives to lenders and/or investors participating in any additional financing transaction, which may dil ute the ownership interests of Tempo’s existing equityholders and may have a negative effect on the market value of Tempo’s common stock. 22 Risk Factors